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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS
                                     BKD LLP



 We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, File Number 333-55680 of our report dated January 24, 2003, on the consolidated financial statements of United Bancorp Inc., which report is included in the definitive Proxy Statement for the 2003 Annual Meeting of Shareholders of United Bancorp, Inc.




                                               /s/ BKD LLP
                                              ----------------------------------
                                               BKD LLP

 Indianapolis, Indiana
 March 14, 2003


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